UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8 - K
                                     REPORT


                          Commission File No. 000-28749

                              FREESTAR TECHNOLOGIES
                                Formerly known as
                               FREEDOM SURF, INC.

                 (Name of Small Business Issuer in Its Charter)

             Nevada                                         88-0446457
  (State or Other Jurisdiction of                           (IRS Employer
  Incorporation or Organization)                        Identification Number)

          207 W. 138th Street
         Los Angeles, California                                90006
(Address of Principal Executive Offices)                       (Zip Code)

                                 (310) 352-3300
                           (Issuer's Telephone Number)


          SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
                                     (None)

           SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
                         Common Stock, par value $0.001
                                (Title of Class)



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FORWARD LOOKING STATEMENTS

Freestar Technologies, formerly known as Freedom Surf, Inc., ("Freestar," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

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

TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          4

Item 6.  Resignation of Registant's Directors                                  4

Item 7.  Financial Statements and Exhibits                                     4

Item 8.  Change in Fiscal Year                                                 4

Item 9.  Change in Security Ratings                                            4

Signatures                                                                     5

   Item 1.  Changes in Control of Registrant

None to report

   Item 2.  Acquisition or Disposition of Assets

None to report

   Item 3.  Bankruptcy or receivership

None to report

   Item 4.  Changes in Registrant's Certifying Accountant

None to report

   Item 5.  Other Events

On February 14, 2001, the Secretary of State of the State of Nevada accepted an Amendment to the Articles of Incorporation of the Registrant changing its name from Freedom Surf, Inc. to Freestar Technologies.

Additionally, the Board of Directors implemented a reverse stock split of 1 share of common stock for each 4 shares owned. The reverse split is to become effective on February 22, 2001. The reverse split was authorized by the Board of Directors at a special meeting held on February 5, 2001 pursuant to Section
78.207 of the Nevada Revised Statutes which provides in pertinent part as follows:

"1. Unless otherwise provided in the articles of incorporation, a corporation organized and existing under the laws of this state that desires to change the number of shares of the same class and series and correspondingly increasing or decreasing the number of shares issued and outstanding shares of the same class and series held by each shareholder of record as of the effective date and time of the change, may, . . ,do so by a resolution adopted by the board of directors, without obtaining the approval of the shareholders."

  Item 6.  Resignation of Registrant's Directors

None to Report

   Item 7.  Financial Statements and Exhibits

Exhibit 3(i) Amendment to Articles of Incorporation

Exhibit 4 Resolution of the Board of Directors

   Item 8.  Change in Fiscal Year

None to report

   Item 9.  Change in Security Rating

None to report

                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Freestar Technologies
                                  (Registrant)


Dated: February 20, 2001

/S/ Charles Cortland Hooper
-----------------------------------
Charles Cortland Hooper
President



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